SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In January 2022, the Company took delivery of the remaining two of the four LR2 product tankers agreed for acquisition in the fourth quarter of 2021. The vessels were acquired in combination with five-year time charters to a subsidiary of Trafigura.

In January and February 2022, the Company took delivery of the remaining two of the three modern Suezmax tankers agreed for acquisition in the third quarter of 2021. The vessels have five-year time charters to a subsidiary of Trafigura.

On February 16, 2022, the Board of Directors of the Company declared a dividend of $0.20 per share which will be paid in cash on or around March 29, 2022.

In February 2022, SFL awarded 435,000 options to its employees, officers and directors pursuant to the Company’s incentive program.

In February 2022, the Company agreed to make changes to the chartering and management structure of the harsh environment jack-up drilling rig West Linus. The rig was delivered in 2014, and is currently operated by a subsidiary of Seadrill and employed on a long-term drilling contract with ConocoPhillips in the North Sea until the fourth quarter of 2028.

The Company, Seadrill and ConocoPhillips reached an agreement in which the drilling contract with ConocoPhillips is expected to be assigned from the current operator to one of the subsidiaries of the Company, upon the new operator receiving necessary regulatory approvals. In connection with the effective assignment of the drilling contract, SFL will receive charter hire from the rig and pay for operating and management expenses.

SFL has simultaneously entered into an agreement for the operational management of the rig with a subsidiary of Odfjell, a leading harsh environment drilling rig operator. The change of operational management from Seadrill to Odfjell is subject to customary regulatory approvals relating to operations on the Norwegian Continental Shelf.
Until the approvals are in place, Seadrill will continue the existing charter arrangements for a period of up to approximately nine months. The bareboat charter rate from Seadrill in this transition period will be approximately $55,000 per day.

In March 2022, the Company agreed to charter six 14,000 TEU container vessels to a leading container operator for a fixed period of approximately five years. The new charter is expected to commence between 2023 and 2024 when the vessels are redelivered following completion of their existing charter party to another Asian based liner company.

The recent outbreak of conflict between Russia and Ukraine has disrupted supply chains and caused instability in the global economy, while the United States and the European Union, among other countries, announced sanctions against Russia. For example, on March 8, 2022, President Biden issued an executive order prohibiting the import of certain Russian energy products into the United States, including crude oil, petroleum, petroleum fuels, oils, liquefied natural gas and coal. Additionally, the executive order prohibits any investments in the Russian energy sector by U.S. persons, among other restrictions. The ongoing conflict could result in the imposition of further economic sanctions against Russia, and the Company’s business may be adversely impacted. Currently, the Company’s charter contracts have not been affected by the events in Russia and Ukraine. However, it is possible that in the future third parties, with whom the Company has or will have charter contracts, may be impacted by such events. While in general much uncertainty remains regarding the global impact of the conflict in Ukraine, it is possible that such tensions could adversely affect the Company’s business, financial condition, results of operation and cash flows.